UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
washington,  d.c. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2017

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CRYOLIFE, INC.

(Exact name of registrant as specified in its charter)
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Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W.,  Kennesaw,  Georgia  30144
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

_____________________________________________________________

(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 14, 2017, the Board of Directors (the “Board”) of CryoLife, Inc. (“CryoLife” or the “Company”), approved the Company’s entry into updated indemnification agreements with each of its non-employee directors – Thomas F. Ackerman, James S. Benson, Daniel J. Bevevino, Ronald C. Elkins, M.D., Ronald D. McCall, Harvey Morgan and Jon W. Salveson – as well as with James W. Bullock, appointed as a non-employee director in October, 2016, J. Patrick Mackin, the Company’s President, Chief Executive Officer and Chairman,  and D. Ashley Lee, the Company’s Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer. The Board also approved the provision of such indemnification agreements to Jean F. Holloway, the Company’s Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary, William R. Matthews, the Company’s Senior Vice President, Operations, Quality and Regulatory, John E. Davis, the Company’s Senior Vice President, Global Sales and Marketing, James M. McDermid, the Company’s Senior Vice President, Chief Human Resources Officer and Amy D. Horton, the Company’s Vice President, Chief Accounting Officer (each of the non-employee directors, Messrs. Mackin, Lee, Matthews, Davis and McDermid and Mmes. Holloway and Horton are individually referred to herein as an “Indemnitee” and collectively referred to as “Indemnitees”).  The Company entered into the agreements with each of the Indemnitees on March  17, 2017.

The updated form indemnification agreement consists of three changes from the prior indemnification agreement. The updated agreement provides that only non-employee directors and covered executive officers are entitled to indemnification; non-employee director or covered executive officer status is required for continued indemnification; and the Indemnitees are entitled as well to any broader indemnification protections provided by law or subsequently adopted or amended bylaws.

The foregoing summary of the terms of the Indemnification Agreements is qualified in its entirety by reference to the complete text of the Indemnification Agreements, and the form of such Indemnification Agreements is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

Upon entering into the Indemnification Agreements on March 17, 2017, each of the pre-existing indemnification agreements between the Company and the non-employee directors, and Messrs. Mackin and Lee terminated and are no longer in effect.  A description of the terms and conditions of such pre-existing indemnification agreements is set forth in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 21, 2015, and such description is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Indemnification Agreements.

The summary of the terms of the Indemnification Agreements, as set forth above in Item 1.01, is incorporated by reference into this Item 5.02.  Such summary is qualified in its entirety by reference to the complete text of the Indemnification Agreements, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of Indemnification Agreement entered into with each of the Company’s non-employee directors, Messrs. Mackin, Lee, Matthews, Davis and McDermid and Mmes. Holloway and Horton.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

Date: March 23, 2017	By:	/s/ D. Ashley Lee
	Name:	D. Ashley Lee
	Title:	Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer